EXHIBIT 32.1

                    CERTIFICATION PURSUANT TO SECTION 906 OF
             THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of iGen Networks Corp., a Nevada corporation (the "Company"), on Form 10-Q for the quarter ended September 30, 2009, as filed with the Securities and Exchange Commission (the "Report"), I, James Fitzpatrick, Chief Executive Officer of the Company, do hereby certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), that to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By: /s/ James Fitzpatrick
   --------------------------------------
Name:  James Fitzpatrick
Title: President, Chief Executive Officer

Date: November 16, 2009

[A signed original of this written statement required by Section 906 has been provided to iGen Networks Corp. and will be retained by iGen Networks Corp. and furnished to the Securities and Exchange Commission or its staff upon request.]